UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2017
Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-36837 (Commission File Number)	36-4802442 (IRS Employer Identification Number)
533 Maryville University Drive St. Louis, Missouri 63141 (Address of principal executive offices)
Registrant's telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule405 of th Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2017, the Board of Directors (the "Board") of Energizer Holdings, Inc. (the "Company"), elected Robert V. Vitale as a member of the Board effective August 1, 2017. Mr. Vitale will stand at the next election of directors at the 2018 annual meeting of the Company's shareholders for a one year term. Mr. Vitale will serve as a member of the Board’s Finance and Oversight Committee.
Mr. Vitale will be compensated on the same basis as all other non-management directors of the Company, as described under "The Board of Directors and Energizer’s Corporate Governance -Director Compensation" in the Company's Proxy Statement for its 2017 Annual Meeting of Shareholders. Mr. Vitale will receive a pro rata share of his annual director compensation for the 2017 calendar year. Mr. Vitale will enter into an indemnification agreement with the Company, in the form previously entered into by the Company with its current directors, a copy of which was listed as Exhibit 10.5 to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2016.

There are no arrangements or understandings pursuant to which Mr. Vitale was elected as a director, and there are no related party transactions between the Company and Mr. Vitale reportable under Item 404(a) of Regulation S-K.

The Company issued a press release on July 31, 2017 announcing Mr. Vitale’s appointment. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On July 31, 2017, the Company announced that its Board of Directors declared a quarterly dividend of $0.275 per share on its Common Stock, payable on September 12, 2017 to all shareholders of record as of the close of business on August 21, 2017. A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number
99.1	Press Release, dated July 31, 2017, announcing director election.
99.2	Press Release, dated July 31, 2017, announcing dividend declaration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By: /s/ Timothy W. Gorman
Timothy W. Gorman
Vice President & Interim Chief Financial Officer

Dated: July 31, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated July 31, 2017, announcing director election.
99.2	Press Release, dated July 31, 2017, announcing dividend declaration.

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